UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:  (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

Guggenheim Enhanced Equity Income Fund | GPM

(formerly Old Mutual/Claymore Long-Short Fund NYSE: OLA)

Annual Report

December 31, 2010

GUGGENHEIM

www.guggenheimfunds.com/gpm

... your course to the LATEST,

most up-to-date INFORMATION about the

Guggenheim Enhanced Equity Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gpm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report l December 31, 2010

GPM l Guggenheim Enhanced Equity Income Fund

Dear Shareholder |

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund,” previously known as the Old Mutual/Claymore Long-Short Fund).This report covers the Fund’s performance for the annual fiscal period ended December 31, 2010.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.The Fund’s investment strategy under its previous investment sub-adviser sought to achieve this investment objective through a long-short strategy and an opportunistic covered call writing strategy.

On April 21, 2010, the Fund announced that the Board of Trustees of the Fund approved the termination of the investment sub-advisory agreement among the Fund, Claymore Advisors, LLC (“Claymore”), and Analytic Investors, Inc., the former investment sub-adviser to the Fund, and approved the appointment of Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Advisor”) as investment sub-adviser. On August 9, 2010, at a reconvened annual meeting of shareholders of the Fund, shareholders approved a new investment sub-advisory agreement among the Fund, Claymore and GPAM.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or “Advisor”), formerly known as Claymore, serves as the Adviser to the Fund.The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC, (“Guggenheim Partners”) announced on October 15, 2009. GPAM serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2010, the Fund provided a total return based on market price of 22.18% and a total return based on NAV of 13.95%.As of December 31, 2010, the Fund’s market price of $9.33 per share represented a discount of 3.22% to its NAV of $9.64 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In evaluating the Fund’s performance for 2010, it is important to note that the Fund was managed by a different sub-adviser using a different strategy from the beginning of the year through June 21, 2010. For the six months ended June 30, 2010, the Fund provided a total return based on market price of -8.03% and a total return based on NAV of -8.66%. For the six months ended December 31, 2010, the Fund’s total return was based on market price was 32.89% and its total return based on NAV was 24.76%. For comparison, the return of the S&P 500 Index was -6.65% for the six months ended June 30, 2010, and 23.27% for the six months ended December 31, 2010.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds, and utilizing a covered call strategy which will follow GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and from cash premiums received from selling options.

In connection with the implementation of GPAM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the

Annual Report l December 31, 2010 l 3

GPM | Guggenheim Enhanced Equity Income Fund | DearShareholder continued

Fund’s investment objective, and provide superior risk-adjusted returns.The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds and GPAM.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized.The Fund employs financial leverage through a line of credit with a major European bank.As of December 31, 2010, the amount of leverage was approximately 22% of the Fund’s total assets.

Effective April 20, 2010, Guggenheim Funds and the Fund contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Commencing June 22, 2010, and continuing for so long as the investment sub-adviser of the Fund is an affiliate of Guggenheim Funds, Guggenheim Funds has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Guggenheim Funds an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets.

The Fund paid quarterly distributions of $0.2400 on March 31, June 30, September 30 and December 31, 2010.The most recent dividend represents an annualized distribution rate of 10.29% based on the Fund’s closing market price of $9.33 on December 31, 2010.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 23 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gpm.

Sincerely,

/s/ Kevin M. Robinson
Kevin M. Robinson
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

4 | Annual Report l December 31, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Questions & Answers |

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”).This team includes B. Scott Minerd, Chief Investment Officer;Anne Bookwalter Walsh, CFA, JD,Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Sector Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2010.

Prior to June 21, 2010, the Fund was known as Old Mutual/Claymore Long-Short Fund, and the sub-adviser to the Fund, responsible for day-to-day management, was Analytic Investors, Inc.

Before discussing performance, please describe the Fund’s investment objective and explain how GPAM’s investment strategy seeks to achieve it.

The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the money. GPAM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to earn income and gains through both dividends paid on securities owned by the Fund and cash premiums received from selling (writing) covered call options.Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPAM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks, whereas to the extent GPAM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds and other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings.At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

In connection with the implementation of GPAM’s strategy, the Fund is currently using financial leverage.The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds and GPAM. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized.The Fund employs financial leverage through a line of credit with a major European bank.As of December 31, 2010, the amount of leverage was approximately 22% of the Fund’s total assets. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during 2010.

At the beginning of 2010, despite positive returns from most equity and bond indices in 2009, capital markets were still strongly affected by the stresses of the severe problems in the financial markets in the final months of 2008.The result was that market volatility, which is a key factor in the Fund’s performance, was at the higher end of its historic range. (Volatility, which is used to measure risk of financial instruments, generally refers to the standard deviation of returns of a financial instrument over a specific time period.) As the year progressed, and investors regained confidence, a strong recovery in equity markets began, and investors began migrating toward riskier assets.

What this means for the Fund is that two key features of the markets were very positive for a covered call strategy.The first is the general upward movement of equity markets. For the full year 2010, the broad equity market, as measured by the Standard & Poor’s 500 Index (“S&P 500”), returned 15.06%. Returns for the second half of the year were quite strong, as the return of the S&P 500 was negative for the first half of the year, and the market reached its low point in July.The second market feature that was positive for the Fund’s strategy was that volatility remained high, reflecting continuing uncertainty among investors. High market volatility is advantageous for the Fund because its strategy is designed to take advantage of the premiums investors are willing to pay for protection from market volatility.

Annual Report l December 31, 2010 l 5

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

Questions & Answers |

How did the Fund perform during 2010?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2010, the Fund provided a total return based on market price of 22.18% and a total return based on NAV of 13.95%.As of December 31, 2010, the Fund’s market price of $9.33 per share represented a discount of 3.22% to its NAV of $9.64 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In evaluating the Fund’s performance for 2010, it is important to note that the Fund was managed by a different sub-adviser using a different strategy from the beginning of the year through June 21, 2010. For the six months ended June 30, 2010, the Fund provided a total return based on market price of -8.03% and a total return based on NAV of -8.66%. For the six months ended December 31, 2010, the Fund’s total return was based on market price was 32.89% and total return based on NAV was 24.76%. For comparison, the return of the S&P 500 Index was -6.65% for the six months ended June 30, 2010, and 23.27% for the six months ended December 31, 2010.

The Fund paid quarterly distributions of $0.2400 on March 31, June 30, September 30 and December 31, 2010.The most recent dividend represents an annualized distribution rate of 10.29% based on the Fund’s closing market price of $9.33 on December 31, 2010. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes.These letters are also posted on the Fund’s website. Additionally, Guggenheim Funds produces a tax information guide for its closed-end funds; this guide may be found at www.guggenheimfunds.com/CEF.

What investment decisions had the greatest effect on the Fund’s performance?

There are three major sources of return for the Fund: security selection, strike price of covered call options, and leverage.All three are interrelated, and all contributed to return during the second half of 2010.

Most of the securities held in the fund are exchange-traded funds (“ETFs”) that track indices. GPAM has identified a sample set of about 16 ETFs that qualify in terms of desired liquidity and correlation features.These ETFs are ranked by GPAM according to a proprietary volatility valuation model, and the ETFs with the most attractive volatility risk premiums are weighted more heavily in the portfolio, with care taken to avoid excessive exposure to any sector.

Next is the selection of the strike price, which means the price at which an option contract can be exercised. Rather than a standard strike price, such as at-the-money (strike price the same as the price of the underlying security), which is the way some major options indices are structured, different strikes are targeted for different securities, depending on the relative valuation of volatility.

The final element of portfolio construction is the degree of leverage employed, which is determined based on analysis of the securities in the portfolio and the strike prices selected. In general, leverage is lower when the strike price is higher, and higher when the strike price is close to the price of the underlying security.The impact of this strategy is that the Fund has more leverage when volatility is most attractive. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. Leverage has generally been maintained between 20% and 30% of the Fund’s total assets.

Since security selection, strike price and leverage are interrelated, it is difficult to separate their influences on performance. In general, for the six months ended December 31, 2010, strike price selection had the strongest influence, followed by leverage and security selection. During this period, leverage and strike price selection were major determinants of performance in large part because the equity market was moving up. Upward movements in the market magnify the positive effect of leverage.Also, higher strike prices make it possible to capture more of the performance of the underlying securities.

Sector exposure also contributed somewhat to performance during the last half of 2010.The Fund generally invests more heavily in sectors that have attractive risk premium embedded in them in the options market.The sector that contributed most strongly was technology, because the underlying securities in this sector performed well, and there was a large premium for volatility protection. Other sectors that contributed included energy and retail.

Analysis performed by Guggenheim Funds indicates that the major negative influences on performance were decisions made during the first half of the Fund’s fiscal year. Positions that detracted from performance included short positions in Liberty Media Corporation, which owns interests in electronic retailing, media, communications and entertainment businesses, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management company; and a long position in Jabil Circuit, Inc., a provider of electronic manufacturing services. None of these securities were positions in the Fund’s portfolio as of December 31, 2010.

6 | Annual Report l December 31, 2010

GPM | Guggenheim Enhanced Equity Income Fund | Questions & Answers continued

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

At the end of 2010, the ongoing program of quantitative easing undertaken by the Federal Reserve, together with improving trends in the underlying economy, continue to provide support for risk-oriented assets. However, volatility has decreased, moving toward the lower end of its historic range.What’s interesting for the Fund’s outlook is the two features of volatility that still produce attractive market conditions for covered calls.The first is that risk premiums (the difference between implied volatility and the actual volatility that is subsequently realized) remain at very elevated levels. (Implied volatility is the price the market is currently paying for volatility for the upcoming period, generally one month in the case of the Fund.) The second attractive feature in the current market environment is that the term structure of volatility is very steep, meaning that volatility for longer time periods, such as one year, is higher than for time periods in the immediate future.The steep term structure of implied volatility provides an indication of the continuing uncertainty in equity markets, as investors continue to pay a premium for protection going forward. Investors’ willingness to pay these premiums provides attractive opportunities for covered call strategies such as that employed by the Fund.The covered call strategy employed by GPAM enables the Fund to realize return from the embedded option premium through the sale of the call options. Since premiums increase with higher volatility, higher volatility generally benefits the Fund.

For a fund such as this with a strategy that is focused on taking advantage of market volatility risk premiums, it is possible to generate positive returns in almost any market conditions. If the market is flat with minimal volatility, covered call options can generate income from premiums that expire without being exercised.The Fund is presently structured to take maximum advantage of the current market with high risk premiums and a steep volatility term structure.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GPM Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment.The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund’s investment strategy under its previous investment sub-adviser sought to achieve its investment objective through a long-short strategy and opportunistic covered call writing strategy. As such, during the semiannual reporting period ended June 30, 2010, the Fund made substantial use of short sales for investment and risk management purposes. As of June 22, 2010, under GPAM’s management, selling securities short is no longer a principal investment strategy of the Fund.

The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term.The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well.

Options Risk.There are various risks associated with the Option Strategy.The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum

Annual Report l December 31, 2010 l 7

GPM | Guggenheim Enhanced Equity Income Fund | Questions & Answers continued

of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

Equity Securities and Related Market Risk.The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk.They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Other Investment Companies Risk.The Fund may invest in securities of other open-or closed end investment companies, including ETFs. In current market conditions, GPAM currently seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Counterparty Risk; Medium and Smaller Company Risk; Foreign Investment Risk; Inflation/Deflation Risk; Management Risk; PortfolioTurnover Risk; Recent Market Developments; Global Intervention in Financial Markets; Legislation Risk; Market Disruption and Geopolitical Risk.

8 | Annual Report l December 31, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Fund Summary | As of December 31, 2010 (unaudited)

Fund Statistics
Share Price	$9.33
Common Share Net Asset Value	$9.64
Premium/(Discount) to NAV	-3.22%
Net Assets ($000)	$183,257

Total Returns(1)
(Inception 8/25/05)	Market	NAV
One Year	22.18%	13.95%
Three Year - average annual	-3.37%	-8.51%
Five Year - average annual	0.11%	-3.00%
Since Inception - average annual	-3.06%	-2.72%

% of Long
Long-Term Holdings	Term Investments
iShares Russell 2000 Index Fund	25.8%
Powershares QQQ Trust, Series 1	20.4%
SPDR Dow Jones Industrial Average ETF Trust	18.5%
SPDR S&P 500 ETF Trust	17.4%
SPDR S&P Retail ETF	5.1%
SPDR S&P MidCap 400 ETF	5.1%
Health Care Select Sector SPDR Fund	5.1%
ProShares Ultra QQQ	2.6%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

(1)
Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC and factors in that Fund’s fees and expenses.

% of Net
Fund Breakdown	Assets
Long-Term Investments	129.4%
Short-Term Investment	0.3%
Total Investments	129.7%
Total Value of Options Written	-2.0%
Liabilities in excess of Other Assets	-0.1%
Borrowings	-27.6%
Total Net Assets	100.0%

Annual Report l December 31, 2010 l 9

GPM | Guggenheim Enhanced Equity Income Fund

Portfolio of Investments | December 31, 2010

Number
of Shares		Value
	Long-Term Investments - 129.4%
	Exchange-Traded Funds (a) - 129.4%
381,400	Health Care Select Sector SPDR Fund	$ 12,014,100
780,600	iShares Russell 2000 Index Fund	61,066,338
887,200	Powershares QQQ Trust, Series 1	48,325,784
74,400	ProShares Ultra QQQ	6,058,392
379,800	SPDR Dow Jones Industrial Average ETF Trust	43,904,880
328,400	SPDR S&P 500 ETF Trust	41,306,152
74,000	SPDR S&P MidCap 400 ETF	12,186,320
252,400	SPDR S&P Retail ETF	12,206,064
	(Cost $231,559,943)	237,068,030
	Short-Term Investment - 0.3%
	Money Market Fund - 0.3%
612,797	Dreyfus Institutional Reserve Money Market Fund
	(Cost $612,797)	612,797
	Total Investments - 129.7%
	(Cost $232,172,740)	237,680,827
	Liabilities in excess of Other Assets - (0.1%)	(157,497)
	Total Value of Options Written - (2.0%)
	(Premiums received of $3,425,266)	(3,765,908)
	Borrowings - (27.6%)	(50,500,000)
	Net Assets - 100.0%	$ 183,257,422

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Date	Price	Value
	Call Options Written (b) - (2.0%)
3,814	Health Care Select Sector SPDR Fund	January 2011	$ 32.00	$ (68,652)
7,806	iShares Russell 2000 Index Fund	January 2011	78.00	(1,471,431)
8,872	Powershares QQQ Trust, Series 1	January 2011	55.00	(594,424)
744	ProShares Ultra QQQ	January 2011	83.00	(132,060)
3,798	SPDR Dow Jones Industrial Average
	ETF Trust	January 2011	116.75	(358,911)
3,284	SPDR S&P 500 ETF Trust	January 2011	126.00	(602,614)
740	SPDR S&P MidCap 400 ETF	January 2011	164.00	(262,700)
2,524	SPDR S&P Retail ETF	January 2011	48.00	(275,116)
	Total Value of Options Written - (2.0%)			$ (3,765,908)
	(Premiums received $3,425,266)

S&P - Standard and Poor’s

(a) All of these securities represent cover (directly or through conversion rights) for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b) Non-income producing security.

See notes to financial statements.

10 | Annual Report l December 31, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Statement of Assets and Liabilities | December 31, 2010

Assets
Investments, at value (cost $232,172,740)	$237,680,827
Dividends receivable	99,661
Other assets	3,650
Total assets	237,784,138
Liabilities
Borrowings	50,500,000
Options written, at value (premiums received of $3,425,266)	3,765,908
Advisory fee payable	154,845
Administration fee payable	5,145
Interest due on borrowings	3,748
Accrued expenses	97,070
Total liabilities	54,526,716
Net Assets	$183,257,422
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,005,240 shares issued and outstanding	$190,052
Additional paid-in capital	278,989,475
Net unrealized appreciation on investments, futures, options,
securities sold short, forwards and currency translation	5,167,445
Accumulated net realized loss on investments, futures, options, securities sold short, forwards
and currency transactions	(101,089,550)
Net Assets	$183,257,422
Net Asset Value
(based on 19,005,240 common shares outstanding)	$9.64

See notes to financial statements.

Annual Report l December 31, 2010 l 11

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Operations | For the year ended December 31, 2010

Investment Income
Dividends	$2,874,104
Interest	48
Total income		$2,874,152
Expenses
Advisory fee	1,853,788
Custodian fee	265,301
Professional fees	220,998
Trustees’fees and expenses	163,457
Dividends on securities sold short	114,162
Line of credit fee	86,928
Printing expense	80,037
Fund accounting	60,436
Administration fee	54,121
NYSE listing fee	23,647
Transfer agent fee	22,294
Miscellaneous	17,414
Insurance	15,945
Interest expense	275,811
Total expenses		3,254,339
Advisory fees waived		(117,629)
Net expenses		3,136,710
Net investment loss		(262,558)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		21,644,750
Options		3,210,716
Securities sold short		(10,924,841)
Net change in unrealized appreciation (depreciation) on:
Investments		815,573
Options		(878,130)
Securities sold short		9,216,582
Net realized and unrealized gain		23,084,650
Net Increase in Net Assets Resulting from Operations		$22,822,092

See notes to financial statements.

12 | Annual Report l December 31, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Statement of Changes in Net Assets |
	For the	For the
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(262,558)	$666,567
Net realized gain (loss) on investments, futures, options, securities sold short,
forwards and currency transactions	13,930,625	(72,035,191)
Net change in unrealized appreciation (depreciation) on investments, futures, options,
securities sold short, forwards and currency translation	9,154,025	76,668,685
Net increase in net assets resulting from operations	22,822,092	5,300,061
Distributions to Common Shareholders
From and in excess of net investment income	(9,527,068)	–
Return of capital	(8,717,962)	(21,285,869)
Total distributions to common shareholders	(18,245,030)	(21,285,869)
Total increase (decrease) in net assets	4,577,062	(15,985,808)

Net Assets
Beginning of period	178,680,360	194,666,168
End of period (including accumulated distributions in excess of net investment income of
$-0- and $-0-, respectively)	$183,257,422	$178,680,360

See notes to financial statements.

Annual Report l December 31, 2010 l 13

GPM | Guggenheim Enhanced Equity Income Fund

Statement of Cash Flows | For the year ended December 31, 2010

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$22,822,092
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(815,573)
Net change in unrealized depreciation on options	878,130
Net change in unrealized appreciation on securities sold short	(9,216,582)
Net realized gain on investments	(21,644,750)
Net realized gain on options	(3,210,716)
Net realized loss on securities sold short	10,924,841
Purchase of long-term investments	(1,060,882,689)
Securities sold short	43,460,552
Proceeds from sale of long-term investments	1,069,683,005
Net proceeds from sale of short-term investments	7,227,311
Cover of securities sold short	(99,055,488)
Cost of written options closed	(50,488,586)
Premiums received on options written	60,980,877
Decrease in dividends receivable	245,451
Decrease in other assets	1,761
Increase in interest due on borrowings	3,748
Increase in advisory fee payable	2,847
Increase in administration fee payable	965
Decrease in accrued expenses	(42,321)
Decrease in custodian bank	(3,129,845)
Net Cash Used by Operating Activities	$(32,254,970)
Cash Flows From Financing Activities:
Proceeds from borrowings	61,000,000
Payments made on borrowings	(10,500,000)
Distributions to common shareholders	(18,245,030)
Net Cash Provided by Financing Activities	32,254,970
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$272,063

See notes to financial statements.

14 | Annual Report l December 31, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Financial Highlights |
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	December 31,		December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	2010		2009	2008	2007	2006
Net asset value, beginning of period	$9.40		$10.24	$17.79	$18.89	$18.80
Income from investment operations
Net investment income (loss) (a)	(0.01)		0.04	0.05	(0.10)	0.07
Net realized and unrealized gain (loss) on investments, futures, options,
securities sold short, forwards and foreign currency	1.21		0.24	(6.00)	0.60	1.62
Total from investment operations	1.20		0.28	(5.95)	0.50	1.69
Distributions to Common Shareholders
From and in excess of net investment income	(0.50)		–	(0.14)	(1.60)	(1.60)
Return of capital	(0.46)		(1.12)	(1.46)	–	–
Total distributions to common shareholders	(0.96)		(1.12)	(1.60)	(1.60)	(1.60)
Net asset value, end of period	$9.64		$9.40	$10.24	$17.79	$18.89
Market value, end of period	$9.33		$8.52	$7.98	$15.33	$18.33
Total investment return (b)
Net asset value	13.95%		3.51%	-35.09%	2.54%	9.36%
Market value	22.18%		22.85%	-39.88%	-8.45%	21.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$183,257		$178,680	$194,666	$338,072	$359,036
Ratios to Average Net assets applicable to Common Shares:
Net operating expense ratio, including fee waivers	1.57%		1.77%	1.41%	1.50%	1.52%
Interest expense	0.16%		N/A	N/A	N/A	N/A
Dividends paid on securities sold short	0.07%		0.65%	0.85%	1.31%	0.48%
Total net expense ratio	1.80	%(c)	2.42%	2.26%	2.81%	2.00%
Gross operating expense ratio, excluding fee waivers	1.64%		1.77%	1.41%	1.50%	1.52%
Interest expense	0.16%		N/A	N/A	N/A	N/A
Dividends paid on securities sold short	0.07%		0.65%	0.85%	1.31%	0.48%
Total gross expense ratio	1.87	%(c)	2.42%	2.26%	2.81%	2.00%
Net investment income (loss) ratio, including interest expense	-0.15%		0.38%	0.36%	-0.55%	0.39%
Net investment income (loss) ratio, excluding fee waivers and including interest expense	-0.22%		0.38%	0.36%	-0.55%	0.39%
Portfolio turnover	497	%(d)	256%	223%	323%	248%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$50,500		N/A	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness (e)	$4,629		N/A	N/A	N/A	N/A

N/A	Not applicable
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.28% for the year ended December 31, 2010.

(d)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report l December 31, 2010 l 15

GPM l Guggenheim Enhanced Equity Income Fund

Notes to Financial Statements | December 31, 2010

Note 1 – Organization:
Effective following the close of business on June 21, 2010, Old Mutual/Claymore Long-Short Fund announced that its name and NYSE ticker symbol have changed to Guggenheim Enhanced Equity Income Fund (NYSE: GPM). Guggenheim Enhanced Equity Income Fund (the“Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”).

The Fund’s primary investment objective is to seek a high level of current income and current gains. With a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. Also, on September 24, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments and Derivatives
Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over-the-counter (“OTC”) market on which they are traded. Debt securities are valued at the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not readily available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not have any Level 2 or Level 3 securities during the year ended December 31, 2010.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2010:

Valuations ($000s)
Description	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded Funds	$237,068	$–	$–	$237,068
Money Market Fund	613	–	–	613
Total	$237,681	$–	$–	$237,681
Liabilities:
Derivatives	$3,766	$–	$–	$3,766
Total	$3,766	$–	$–	$3,766
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

16 | Annual Report l December 31, 2010

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements continued

(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is likely that a substantial portion of the distributions paid during the calendar year could ultimately be classified as return of capital for income tax purposes.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”or the“Adviser”), the Adviser furnished offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM”or the“Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser.

Pursuant to a Sub-Advisory Agreement (the“Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

On April 21, 2010, the Fund announced that the Board of Trustees of the Fund approved the termination of the investment sub-advisory agreement among the Fund, the Adviser and Analytic Investors, Inc. and approved the appointment of GPAM as the new investment sub-adviser to the Fund. The GPAM appointment was effective June 22, 2010. Pursuant to this appointment, GPAM entered into an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with the Fund and the Adviser, which was in effect for an interim period until shareholder’s approved of a new investment sub-advisory agreement among the Fund, the Advisor and GPAM (the“New Sub-Advisory Agreement”). The Fund submitted the New Sub-Advisory Agreement to shareholders for approval at the annual meeting of shareholders of the Fund held on July 19, 2010. The shareholder meeting was adjourned and reconvened on August 9, 2010, at which time the New Sub-Advisory Agreement was approved by shareholders.

Certain officers of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers of the Adviser.

Effective April 20, 2010, the Adviser and the Fund contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Advisor an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets (net assets plus any assets attributable to financial leverage).

Both Guggenheim Funds and GPAM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm. Commencing as of the date of the Interim Sub-Advisory Agreement and, continuing during the term of the New Sub-Advisory Agreement and for so long as the investment sub-adviser of the Fund is an affiliate of Guggenheim Funds, Guggenheim Funds has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Guggenheim Funds an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for its services performed under the Fund Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2010, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of capital gain and return of capital distributions received from real estate investment trusts and net operating losses. Net assets were not affected by these changes.

Undistributed
Net Accumulated
Investment Loss	Net Realized Loss	Paid in Capital
$9,789,626	$18,918	$(9,808,544)

Capital losses and foreign currency transactions incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Annual Report l December 31, 2010 l 17

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements continued

Information on the tax components of investments, excluding written options, and net assets as of December 31, 2010 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on	Depreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$232,174,622	$5,527,592	($21,387)	$5,506,205	($340,642)

Tax components of the following balances as of December 31, 2010 are as follows:
December 31, 2010
Accumulated Capital and Other Losses	(101,087,668)

For the year ended December 31, 2010 and 2009, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2010	2009
Ordinary income*	$9,527,068	$–
Return of Capital	8,717,962	21,285,869
Total	$18,245,030	$21,285,869
* Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

As of December 31, 2010, for federal income tax purposes, the Fund anticipates utilizing $9,527,068 of capital loss carryforward. The Fund had a remaining capital loss carryforward of $101,087,668 available to offset possible future capital gains. Of this amount, $18,006,879 is set to expire December 31, 2016 and the remaining $83,080,789 is set to expire December 31, 2017. Given the current size of the Fund, it is likely that the Fund will be unable to fully utilize these capital losses carryforwards prior to their expiration.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the year ended December 31, 2010, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $1,159,938,177 and $1,113,143,557, respectively.

Note 6 – Derivatives:
The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy primarily by utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2010.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000):
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities	Fair	Liabilities	Fair
	Location	Value	Location	Value
Options written,
Equity risk	N/A	$–	at value	$3,766
Total		$–		$3,766

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2010.

Effect of Derivatives on the Statement of Operations: ($000)

Amount of Realized Gain (Loss) on Derivatives

	Options	Total
Equity risk	$ 3,211	$ 3,211
Total	$ 3,211	$ 3,211

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Options	Total
Equity risk	($878)	($878)
Total	($878)	($878)

Transactions in written call and put option contracts for the year ended December 31, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	2,365	$ 4,083,226
Options written, during the period	276,290	61,713,009
Options expired, during the period	(60,887)	(7,908,683)
Options closed, during the period	(121,848)	(46,522,751)
Options assigned, during the period	(64,338)	(7,939,535)
Options outstanding, end of period	31,582	$ 3,425,266

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding at December 31, 2010.

There were no transactions in common shares during the year ended December 31, 2010.

Note 8 – Borrowings:
On June 22, 2010, the Fund entered into a $75,000,000 committed credit facility agreement with BNP Paribas (the“Counterparty”). Whereby the Counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the $75,000,000 credit agreement and the amount borrowed, which is included in“Line of credit fees”on the

18 | Annual Report l December 31, 2010

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements continued

Statement of Operations. As of December 31, 2010, there was $50,500,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility from June 22, 2010 to December 31, 2010 was $50,054,404 with a related average interest rate of 1.03%. The maximum amount outstanding during the period was $61,000,000. As of December 31, 2010, the market value of the securities segregated as collateral is $237,068,030.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a“closed-end fund company”as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

Annual Report l December 31, 2010 l 19

GPM l Guggenheim Enhanced Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (formerly, Old Mutual/Claymore Long-Short Fund) (the Fund), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Income Fund at December 31, 2010, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
February 24, 2011

20 | Annual Report l December 31, 2010

GPM l Guggenheim Enhanced Equity Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

No qualified dividend income was received by the Fund through December 31, 2010. For corporate shareholders, none of the investment income qualifies for the dividends-received deduction.

Results of Shareholder Votes

The Annual Meeting of Shareholders was held on July 19, 2010 and common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares	# of Shares
	in Favor	Withheld
Steven D. Cosler	10,546,176	393,529
Robert M. Hamje	10,527,430	412,275

The other Trustees of the Fund whose terms did not expire in 2010 are Randall C. Barnes, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address,*	Term of		Number of
Year of Birth	Office** and	Principal Occupations during	Portfolios in the
and Position(s)	Length of	the Past Five Years and	Fund Complex***	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President	53	None.
Year of Birth: 1951		& Treasurer, PepsiCo. Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development (1987-1990) of
PepsiCo, Inc. (1987-1997).
Steven D. Cosler	Since 2005	Retired. Formerly, President, (2002-2005). Chief Executive	2	Director, Cydex Pharmaceuticals,
Year of Birth: 1955		Officer and Director (2002-2005), Chief Operating Officer		Inc. (2005-present), CCS Medical
Trustee		(2000-2002) and Executive Vice President (1997-2001) of		(2006-2010), Access Mediquip
		Priority Healthcare Corporation		(2006-present) Director, SXC
Health Solutions, (2007-present)
CareCentrix (2008-present),
Healthplan Holdings(2008-present)
Robert M. Hamje	Since 2005	Retired. Formerly, President and Chief Investment Officer of	2	Trustee, funds in the Old Mutual
Year of Birth: 1942		TRW Investment Management Co (1990-2003).		Advisor fund complex
Trustee				(2004-present).
L. Kent Moore	Since 2005	Owner, Eagle River Ventures, LLC (1999-present). Previously,	2	Trustee, funds in the Old Mutual
Year of Birth: 1955		Partner at WilSource Enterprise (2005-2006), Managing		Advisor fund complex.
Trustee		Director High Sierra Energy L.P., (2004-2005), Portfolio		(2004-present), American
		Manager and Vice President of Janus Capital Corp.		Midstream Partners, LLC
		(2000-2002) and Senior Analyst/Portfolio Manager		(2009-present)
of Marsico Capital Management (1997-1999). Director
American Midstream Partners, LLC (2009-present).
Ronald A. Nyberg	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in	55	None.
Year of Birth: 1953		corporate law, estate planning and business transactions
Trustee		(2000-present). Formerly, Executive Vice President, General
Counsel and Corporate Secretary of Van Kampen Investments
(1982-1999).
Ronald E. Toupin, Jr.	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President,	52	None.
Year of Birth: 1958		Manager and Portfolio Manager of Nuveen Asset Management
Trustee		(1998-1999), Vice President of Nuveen Investment Advisory
Corp. (1992-1999), Vice President and Manager of Nuveen
Unit Investment Trusts (1991-1999), and Assistant Vice
President and Portfolio Manager of Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders. As of July 19, 2010, Matthew J. Appelstein, previously a Class I Trustee, resigned his position as Trustee of the Fund. -Messrs. Cosler and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

-Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
***	The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

Annual Report l December 31, 2010 l 21

GPM l Guggenheim Enhanced Equity Income Fund | Supplemental Information (unaudited) continued

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*,Year	Term of Office**	Principal Occupations
of Birth and Position(s)	and Length of	During the Past Five Years
Held with Registrant	Time Served	and Other Affiliations
Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of birth: 1959		Distributors, Inc. and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other
Chief Executive Officer	Since 2010	funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE
Chief Legal Officer	Since 2008	Euronext, Inc. (2000-2007).
Bruce Albelda	Since 2010	Senior Managing Director and Chief Financial Officer of Guggenheim Funds Distributors, Inc., Guggenheim Funds
Year of Birth: 1963		Investment Advisors, LLC and Claymore Investments, Inc., Toronto, ON, Director and Chief Financial Officer of
Interim Chief Financial Officer,		Guggenheim Funds Services Group, Inc (2007 – present). Formerly, Executive Vice President, Finance, of
Interim Chief Accounting Officer		Guggenheim Funds Distributors, Inc., Guggenheim Funds Investment Advisors, LLC, and Claymore Investments, Inc.,
and Interim Treasurer		Toronto, ON (2006 -2007); Consultant for Concentric Equity Partners (2006); Chief Financial Officer of Cantata
Technology
Mark E. Mathiasen	Since 2009	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of
Year of Birth: 1978		certain funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2006).
Secretary
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Assistant Secretary of certain
Year of Birth: 1980		funds in the Fund Complex. Previously, associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008).
Assistant Secretary
Bruce Saxon	Since 2006	Vice President-Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Formerly, Chief
Year of Birth: 1957		Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of
Chief Compliance Officer		Harrisdirect LLC (1999-2003).
*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 | Annual Report l December 31, 2010

GPM l Guggenheim Enhanced Equity Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the“Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

Annual Report l December 31, 2010 l 23

GPM l Guggenheim Enhanced Equity Income Fund

Board Considerations Regarding Contract Approvals of the New Investment Advisory Agreements and Interim and New Investment Sub-Advisory Agreements

In light of the Old Mutual/Claymore Long-Short Fund’s (the“Fund”) underperformance relative to applicable benchmarks, following the October 2009 quarterly Board of Trustees (the “Board”) meeting the Board instructed Fund management to consider and evaluate various strategic alternatives for the Fund and to recommend to the Board a course of action to be considered. Among the alternatives examined by Fund management were liquidating and terminating the Fund, merging the Fund into another fund, continuing the Fund in its current format with the consideration of a tender offer and/or temporary fee waiver, and retaining a new investment adviser and/or sub-adviser. In evaluating the strategic alternatives presented by Fund management, factors considered by the Board and the Nominating and Governance Committee (sometimes referred to as the“Committee”and consisting solely of those trustees who are not considered interested persons as defined by the Investment Company Act of 1940, as amended (“Independent Trustees”)) over the course of a series of formal and informal meetings included the Fund’s underperformance, the maintenance of the Fund’s dividend, the level of investment risk and the utilization of the Fund’s capital loss carry forward. Fund management had various discussions with the Board and/or the Committee regarding the strategic alternatives and responded to requests from the Committee and counsel to the Independent Trustees for additional information. Over the course of the evaluation process, the Board received and considered information and proposals from Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC) (the“Adviser”), Analytic Investors LLC (“Analytic”), Old Mutual Capital (“OmCap”), a subsidiary of Analytic’s parent company, Old Mutual (US) Holdings Inc., and from Guggenheim Partners Asset Management, LLC (“GPAM”).

At a meeting held on January 20, 2010, each of the Adviser, OmCap and Analytic presented to the Board its respective proposal related to strategic alternatives for the Fund. The Board considered the presentations of each of the Adviser, OmCap and Analytic, and discussed the presentations both in executive session and with representatives of each of the Adviser, OmCap and Analytic. Following that meeting, the Committee requested that each of the Adviser and OmCap prepare and present proposals regarding the ongoing management of the Fund, including recommendations for changes in investment strategy desirable to manage an equity fund that generates income, proposed managers to be considered as investment sub-advisers and information on the selection process for recommending proposed managers. The Committee considered the presentations of each of the Adviser and OmCap at a meeting held on March 24, 2010, discussing the presentations both in executive session and with representatives of each of the Adviser and OmCap.

The Adviser provided to the Board an analysis of three potential equity income investment strategies, which included long/short, 130/30 and covered call strategies. The Adviser also described its systematic screening process of the universe of potential managers. After reviewing Zephyr, Morningstar/Fundamental Data, eVestment Alliance and Bloomberg to establish the universe of potential managers, the Adviser commissioned its affiliate, Asset Consulting Group, to utilize its proprietary database to further screen potential managers. The Adviser then eliminated sector-specific strategies, narrowly-focused strategies and strategies with poor historic performance. The Adviser evaluated each remaining manager’s performance with an emphasis placed on attractive risk-adjusted returns and identified a preliminary list of managers on which to perform additional analysis and ascertain their ability and willingness to serve as investment sub-adviser to the Fund. The Adviser’s additional analysis considered performance and volatility metrics, experience, capabilities and fees. Based on this analysis, the Adviser generated a list of potential managers and a recommended manager in each category of long/short, 130/30 and covered call strategy.

OmCap provided the Board with information about its organization and resources, its personnel and its ability to serve as investment adviser to the Fund. In its presentation OmCap stated its belief that the Fund’s investment objective and current strategy should be maintained and offered a proposed management fee reduction combined with elimination of the administrative services contract for an overall reduction in operating expenses. OmCap’s proposal also noted enhanced after-market coverage and proposed a reduction of the Fund’s dividend to utilize the Fund’s capital loss carry forward. OmCap discussed its experience in overseeing sub-advisers. OmCap provided information regarding its screening process and a number of potential 130/30 managers considered pursuant to its screening process. OmCap discussed with the Board the due diligence process that it would conduct with respect to such managers if it were to be appointed as the Fund’s investment adviser.

In light of the combined goals of improving the Fund’s performance, maintaining the Fund’s dividend, potentially stabilizing and growing the Fund’s net asset value and allowing effective utilization of the Fund’s capital loss carry forward and based upon its evaluation of the Adviser’s and OmCap’s presentations, the Board determined by a majority vote not to recommend replacement of the investment adviser. Thereafter, the Adviser further analyzed the three potential investment strategies presented and subsequently recommended to the Board that the Fund be managed using GPAM’s covered call strategy and that GPAM be retained as the Fund’s new investment sub-adviser. The Committee requested additional information regarding the proposed sub-advisory arrangements with GPAM, including GPAM’s portfolio management personnel, the proposed fee structure and the proposed transition plan for the appointment of GPAM, including costs associated with the transition and the allocation of such costs. The Committee requested that additional information regarding the Adviser’s due diligence review and selection of GPAM be provided in light of GPAM’s affiliation with the Adviser.

The Committee met on April 7, 2010 and April 14, 2010 and the Board met on April 19-20, 2010 to review the additional materials provided by the Adviser and GPAM. The Board noted that each of GPAM and the Adviser is a wholly-owned subsidiary of Guggenheim, a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. The Committee also considered the fact that the total management fees paid by the Fund will be lower if the new sub-advisory agreement with GPAM is approved.

Based upon its review, the Board and Committee concluded that it was in the best interests of the Fund to renew the investment advisory agreement between the Fund and the Adviser (the“Investment Advisory Agreement), to approve the termination of the sub-advisory agreement with Analytic and to approve a sub-advisory agreement among the Adviser, the Fund and GPAM (the“Sub-Advisory Agreement”). In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to Analytic and proposed to delegate responsibility for such to GPAM. The Board considered the Adviser’s responsibility to oversee GPAM and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the personnel providing services to the Fund, including those personnel providing compliance and oversight of GPAM’s investment activities. Specifically, the Board noted oversight activities to be performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. The Board considered the secondary market support services provided by the Adviser to the Fund.

The Board reviewed the historical investment performance of GPAM in the investment strategy proposed by the Adviser by reviewing GPAM’s performance for the one year, three year and five year periods and compared it to the performance of other advisers’performance

24 | Annual Report l December 31, 2010

GPM l Guggenheim Enhanced Equity Income Fund l Board Considerations continued

for accounts that invest primarily in domestic equity securities and which employ a covered call strategy for the same time periods. The Board also considered that the Adviser does not directly control investment performance but proposed to delegate such duties to GPAM.

The Board considered the Fund’s advisory fee (which includes the sub-advisory fee paid to GPAM) and expense ratio to a peer group of closed end funds selected by the Adviser that employ a similar strategy and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds provided by the Adviser as a whole. The Board considered that the Adviser had agreed to reduce the advisory by 0.10% and if GPAM, or affiliate were appointed as sub-adviser, to reduce it by an additional 0.10%.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the subadvisory fees.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provided it with additional revenue. The Board also noted the Adviser’s statement that it may benefit from its association with GPAM, which may lead to future business opportunities.

Interim Sub-Advisory Agreement and New Sub-Advisory Agreement
On April 20, 2010, the Board, including the independent trustees, considered the approval of an interim sub-advisory agreement among the Adviser, the Fund and GPAM (the“Interim Sub-Advisory Agreement) and the Sub-Advisory Agreement. The Board’s consideration included a unanimous recommendation from the Committee that it was in the best interests of the Fund to approve the termination of the Analytic sub-advisory agreement and to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement with GPAM.

As part of its review and recommendation process, the Board was represented by independent legal counsel. The Board and the Committee reviewed materials received from the Adviser, GPAM and independent legal counsel in connection with the January 20-21, 2010, April 19-20, 2010 Board meetings and information received by the Committee at meetings held on March 24, 2010, April 7, 2010 and April 14, 2010.

During its meetings the Board considered various strategic alternatives for the Fund in light of the Fund’s underperformance relative to applicable benchmarks. Among the alternatives considered but not selected by the Board were liquidation and termination of the Fund, continuation of the Fund with the implementation of a tender offer, implementation of a temporary fee waiver, merger into another fund, and termination of the current investment adviser and appointment of a new investment adviser.

The Board determined that it was in the best interests of the Fund to terminate the Analytic sub-advisory agreement and to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement with GPAM. In reaching the conclusion to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with GPAM, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the following.

With respect to the nature, extent and quality of services to be provided by GPAM, the Board considered the qualifications, experience and skills of GPAM’s portfolio management and other key personnel. The Board considered GPAM’s ability to seek to achieve the Fund’s investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation, and noted information provided by the Adviser regarding GPAM’s performance relative to the performance of other advisers and funds employing a covered call strategy. The Board considered the close collaboration between the Adviser and GPAM, an affiliate of the Adviser, in re-examining the Fund’s investment strategy to allow the effective utilization of the capital loss carry forward, maintenance of the dividend and the potential to stabilize and grow the Fund’s net asset value. The Board also considered that the Adviser and GPAM intended that the Fund employ leverage, likely with a credit facility.

In evaluating investment performance, the Board reviewed information provided by the Adviser including the return of GPAM’s covered call strategy, over the one, three and five year periods ended March 31, 2010 compared to the returns of other open-end and closed-end covered call funds and the return of the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the same periods.

The Board reviewed the sub-advisory fee proposed to be paid by the Adviser to GPAM and compared it to the fees charged by GPAM to other accounts with investment strategies comparable to the strategy proposed for the Fund. The Board considered that the Adviser had proposed to contractually lower the advisory fee by 0.10% and to lower the advisory fee by an additional 0.10%, as long as an affiliate of the Adviser served as sub-adviser to the Fund, for a net fee on managed assets of 0.80%.

With respect to the costs of services to be provided and profits to be realized by GPAM from its relationship with the Fund, the Board reviewed information regarding the projected revenues GPAM expects to receive under the Sub-Advisory Agreement and estimated direct and indirect allocated expenses of GPAM in providing services under the Sub-Advisory Agreement.

The Board considered that the Adviser had agreed that it, and not the shareholders’would bear the expenses of seeking shareholder approval of the change in sub-adviser.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Committee did not anticipate significant economies of scale.

The Board considered other benefits to be derived by GPAM from its relationship with the Fund. The Board noted GPAM’s statement that it does not enter into soft dollar arrangements and that it is not aware of any other benefits from its relationship with the Fund other than it is an affiliate of the Adviser.

Overall Conclusions
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreement continue to be fair and reasonable and that the continuation of the Investment Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits available to the Adviser, and the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to GPAM.

Annual Report l December 31, 2010 l 25

GPM l Guggenheim Enhanced Equity Income Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser and
Randall C. Barnes	Kevin Robinson	Administrator
	Chief Executive Officer and	Guggenheim Funds
Steven D. Cosler	Chief Legal Officer	Investment Advisors, LLC
(Formerly, Claymore Advisors, LLC)
Robert M. Hamje	Bruce Albelda	Lisle, Illinois
Interim Chief Financial Officer,
L. Kent Moore	Interim Chief Accounting	Investment Sub-Adviser
	Officer and Interim Treasurer	Guggenheim Partners Asset
Ronald A. Nyberg		Management, LLC
	Mark Mathiasen	Santa Monica, California
Ronald E.Toupin, Jr.	Secretary
Accounting Agent, Custodian
	Elizabeth H. Hudson	and Transfer Agent
	Assistant Secretary	The Bank of New York Mellon
New York, New York
Bruce Saxon
	Chief Compliance Officer	Legal Counsel
Skadden,Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
Ernst &Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at www.guggenheimfunds/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

Effective 7/19/2010, the By-Laws of the Fund were changed as follows:
If the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time such person provides notice of nomination shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

Annual Report l December 31, 2010 l 27

GPM l Guggenheim Enhanced Equity Income Fund

About the Fund Manager |

Guggenheim Partners Asset Management, LLC
Guggeneim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm.The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(02/11)

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

GPM-AR-1210

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           During the registrant’s fiscal year ended December 31, 2010, the Code of Ethics was not amended.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee for purposes of this Item of Form N-CSR.   Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $37,500 and $41,500 for the fiscal years ending December 31, 2010, and December 31, 2009, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ending December 31, 2010, and December 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,900 and $6,000 for the fiscal years ending December 31, 2010 and December 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending December 31, 2010, and December 31, 2009, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e).  Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $6,900 and $6,000 for the fiscal years ending December 31, 2010, and December 31, 2009, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The registrant was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit committee  is composed of: Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Asset Management, LLC (the "Sub-Adviser” or “GPAM”).  The Sub-Adviser’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2010:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2010	Guggenheim Partners Asset Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2010	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.

Farhan Sharaff	2010	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 7/10–Present.

Jamal Pesaran	2010	Guggenheim Partners Asset Management, LLC.: Vice President, Portfolio Manager– 2008 –Present.

Jayson Flowers	2010	Guggenheim Partners Asset Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of June 30, 2010:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$515,617,287	0	$0
Other pooled investment vehicles	4	$1,805,839,391	3	$1,753,644,635
Other accounts	32	$45,161,346,273	1	$274,717,293

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$515,617,287	0	$0
Other pooled investment vehicles	2	$1,743,341,951	2	$1,743,341,951
Other accounts	26	$43,142,808,655	1	$274,717,293

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$67,783,274	2	$15,588,518
Other accounts	2	$258,126,030	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	$62,497,441	1	$10,302,685
Other accounts	1	$3,709,275	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	$62,497,441	1	$10,302,685
Other accounts	1	$3,709,275	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$0
Anne Walsh	$0
Farhan Sharaff	$0
Jayson Flowers	$0
Jamal Pesaran	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Senior Officers.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)      Not Applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 9, 2011

By:              /s/ Bruce Albelda

Name:         Bruce Albelda

Title:           Interim Chief Financial Officer, Interim Chief Accounting Officer and Interim Treasurer

Date:           March 9, 2011